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                                                                    Exhibit 10.5




                               FIRST AMENDMENT TO
                  CREDIT AGREEMENT AND CONSENT TO ACQUISITION

                 THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT TO ACQUISITION (the "Amendment and Consent") is made and dated as of the 18th day of September, 1996, by and among SANWA BANK CALIFORNIA ("Sanwa") and IMPERIAL BANK, as the current Lenders under the Credit Agreement referred to below (and as the term "Lenders" and capitalized terms not otherwise defined herein are used in the Credit Agreement), SANWA, in its capacity as Agent for the Lenders, and EQUITY MARKETING, INC., a Delaware corporation (the "Company").

                                    RECITALS

                 A. Pursuant to that certain Credit Agreement dated as of January 26, 1996, by and among the Agent, the Lenders and the Company (as amended from time to time, the "Credit Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

                 B. The Company desires to acquire the outstanding capital stock of EPI Group Limited ("EPI") and has requested the Agent and the Lenders to consent to such acquisition as required pursuant to Paragraph 8(d) of the Credit Agreement.

                 C. The Agent and the Lenders desire to set forth herein the terms and conditions of such consent and to amend the Credit Agreement in certain respects as set forth more particularly below.

                 NOW, THEREFORE, in consideration of the foregoing Recitals and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

         1. Consent to Acquisition; Waiver of Guaranty and Collateral Requirements. On the terms and subject to the conditions set forth herein, the Agent and each of the Lenders hereby consent to the acquisition by the Company (the "Acquisition") of one hundred percent (100%) of the outstanding capital stock of EPI (the "EPI Stock") on the terms set forth of Schedule 1 attached hereto. Concurrently with the consummation of the Acquisition, and as conditions precedent to the consent of the Agent and the Lenders set forth in this Paragraph 1:

                 (a) The Company will cause the certificate(s) evidencing the EPI Stock to be delivered to the Agent as Collateral under the Security Agreement accompanied by stock transfer powers executed in blank by the Company, it being expressly acknowledged and agreed by the Company that the EPI Stock constitutes "Pledged Shares" under Paragraph 3(f) of the Security Agreement; and




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                 (b)      Exhibit H to the Credit Agreement will be amended to
include EPI as a Subsidiary of the Company and replaced with Amendment Exhibit H attached hereto.

The Agent and the Lenders hereby waive, on a one time basis and only as it relates to EPI, the provisions of Paragraph 4(c) of the Credit Agreement requiring that EPI execute and deliver a Guaranty, a Subsidiary Security Agreement and UCC-1 financing statements. Such agreement of the Agent and the Lenders is given in reliance on the representation and warranty of the Company, confirmed by the Company's execution of this Amendment and Consent, that following the Acquisition all prospective business operations of EPI will cease, that EPI's sole function will be to wind down inventory, payables and receivables and that EPI will have no further business or operations by December 31, 1996. The inaccuracy of such representation and warranty in any respect shall, at the option of the Lenders, constitute an Event of Default under the Credit Agreement.

         2. Company/EPI Loan. The Company has informed the Agent and the Lenders that following the consummation of the Acquisition it desires to make advances to EPI in an amount not to exceed $5,000,000.00 in the aggregate (the "EPI Loan"), the proceeds of which will be utilized by EPI to repay Indebtedness of EPI and for payment of costs and expenses incurred in connection with winding down the business operations of EPI. The EPI Loan will be evidenced by a promissory note payable to the Company (the ("EPI Note") and will be secured by a security interest in favor of the Company in the Subsidiary Collateral pursuant to a security agreement (the "EPI Security Agreement"). To reflect the agreement of the Agent and the Lenders to permit the Company to make the EPI Loan and to waive the restrictions under Paragraph 8(g) of the Credit Agreement relating thereto, and as conditions precedent to such agreement and waiver:

                 (a) The EPI Note and the EPI Security Agreement shall be in form and substance acceptable to the Agent and the Lenders; and

                 (b) Concurrently with the initial funding under the EPI Loan, the Company will:

                          (1) Endorse the original of the EPI Note in blank and deliver the same to the Agent; and

                          (2)     Execute and deliver to the Agent an
         assignment of the Company's rights under the EPI Security Agreement and its rights as "Secured Party" under any and all financing statements to be filed by it against EPI to the Agent.

         3. Amendments to Credit Agreement. Effective as of the date of consummation of the Acquisition, the Credit Agreement is hereby amended as follows:

                 (a) Paragraph 8(a) is hereby amended to delete the word "and" at the end of subparagraph (5) thereof and to insert immediately prior to the period at the end of subparagraph (6) thereof the following:





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                          "; and

                          (7) In the case of EPI: (i) Liens securing the EPI Loan, (ii) Liens securing the obligations of EPI under letters of credit issued by Hamlet PLC outstanding on the date of consummation of the acquisition of the outstanding capital stock of EPI by the Company (the "Existing EPI Letters of Credit"), which Liens affect only inventory to be acquired by EPI under the purchase orders supported by such Existing EPI Letters of Credit, and (iii) other Liens existing on the date of the consummation of the acquisition of the outstanding capital stock of EPI by the Company, which Liens are released no later than the fifth Business Day following such date."

                 (b) Paragraph 8(b) is hereby amended to add the phrase "And shall not permit any Domestic Subsidiary to," immediately prior to the word "Create" in the first line thereof, to add the phrase "(or, in the case of EPI, trade debt existing on the date of consummation of the acquisition of the outstanding capital stock of EPI by the Company which is satisfied in full no later than December 31, 1996)" immediately prior to the semi-colon at the end of subparagraph (3) thereof and to delete the word "and" at the end of subparagraph (9) thereof and to insert immediately prior to the period at the end of subparagraph (10) thereof the following:

                          "(11)   In the case of EPI:  (i) Indebtedness not
         otherwise permitted hereunder which is satisfied in full no later than the fifth Business Day following the consummation of the acquisition of the outstanding capital stock of EPI by the Company, and (ii) Indebtedness with respect to the Existing EPI Letters of Credit in an amount not to exceed $2,000,000.00 in the aggregate, provided that the Existing EPI Letters of Credit expire unutilized or are cancelled and any drawings thereunder paid in full no later than December 31, 1996; and

                            (12) Indebtedness of the Company to EPI in an amount not to exceed $5,000,000.00 in the aggregate at any time outstanding, representing obligations of EMI on account of the purchase of inventory by EMI from EPI, which Indebtedness is subordinated to the Obligations on terms and conditions satisfactory to the Agent and the Lenders."

                 (c) A new definition of "EPI" is hereby added, in correct alphabetical order, to Paragraph 12 of the Credit Agreement to read in its entirety as follows:

                          "'EPI' shall mean the Subsidiary of the Company existing under the name "EPI Group Limited" at the date the outstanding capital stock thereof was acquired by the Company in September 1996."





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                 (d)      Paragraph 8(i) of the Credit Agreement is hereby
amended to read in its entirety as follows:

                          "8(i)   Minimum Tangible Net Worth.  Permit:

                                  (1)      The Company's Tangible Net Worth as
of the last day of any calendar quarter, commencing September 30, 1996, to be less than the sum of: (i) $11,000,000.00, plus (ii) on a cumulative basis (with no deduction for losses) for each calendar quarter after September 30, 1996,
(y) seventy-five percent (75%) of the Company's Net Profit After Taxes during such calendar quarter plus (z) seventy- five percent (75%) of the net proceeds of any additional equity shares or Subordinated Debt issued by the Company; or

                                  (2)      The Company's consolidated Tangible
Net Worth as of the last day of any calendar quarter, commencing September 30, 1996, to be less than the sum of (i) $12,500,000.00, plus (ii) on a cumulative basis (with no deduction for losses) for each calendar quarter after September 30, 1996, (y) seventy five percent (75%) of the Company's consolidated Net Profit After Taxes during such calendar quarter plus (z) seventy five percent (75%) of the net proceeds of any additional equity shares or Subordinated Debt issued by the Company or its Subsidiaries."

                 (e) Paragraph 8(k) is hereby amended to read in its entirety as follows:

                          "8(k)   Minimum Current Ratio.  Permit:  (1) the
Company's ratio of Current Assets to Current Liabilities (excluding Indebtedness permitted under Paragraph 8(b)(7) above), or (2) the Company's ratio of consolidated Current Assets to consolidated Current Liabilities (excluding Indebtedness permitted under Paragraph 8(b)(7) above), to be less than:

          As of:                                       Required Ratio
          -----                                        --------------
          September 30, 1996                                1.25:1.00
          December 31, 1996                                 1.25:1.00
          March 31, 1997                                    1.25:1.00
          June 30, 1997                                     1.25:1.00
          September 30, 1997                                1.25:1.00
          December 31, 1997                                 1.25:1.00

          March 31, 1998 and
          the last day of each
          calendar quarter
          thereafter                                        1.35:1.00





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                 (f)      Paragraph 8(n) is hereby amended to read in its
entirety as follows:

                          "8(n)   Capital Expenditures.  And shall not permit
         any Subsidiary to, make or commit to make (by way of acquisition of the securities of any Person or otherwise), Capital Expenditures, taken in the aggregate for the Company and its consolidated Subsidiaries, in excess of $1,000,000.00 during fiscal 1996 (excluding from such limitation Capital Expenditures made by EPI prior to the consummation of the acquisition of the stock thereof by the Company) or $500,000.00 during any fiscal year thereafter."

         4. Reaffirmation of Security Agreement. The Company hereby affirms and agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment and Consent shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Secured Parties under the Security Agreement or any other document or instrument made or given by the Company in connection therewith, (b) the term "Obligations" as used in the Security Agreement includes, without limitation, the Obligations of the Company under the Credit Agreement as amended hereby and (c) the Security Agreement remains in full force and effect.

         5. Effective Date. This Amendment and Consent shall be effective as of the date that the Agent receives each of the following:

                 (a) Duly executed signature pages for this Amendment and Consent from each party hereto;

                 (b) The EPI Note and the other documents required to be delivered to the Agent pursuant to Paragraph 2(b) above; and

                 (c) A subordination agreement, duly executed by each of the Company and EPI, subordinating to the Obligations the Indebtedness of EMI to EPI permitted pursuant to new Paragraph 8(b)(12) added to the Credit Agreement pursuant to this Amendment and Consent;

provided, however, that if the Acquisition shall not have been consummated and all requirements relating thereto set forth herein, including the delivery of the items described in subparagraphs (a) through (c) above (the "Amendment Documents"), met to the satisfaction of the Agent or before September 30, 1996, then this Amendment and Consent shall, at the option of the Agent and the Lenders as evidenced by a notice to such effect given by the Agent to the Company, terminate and be of no further force or effect.

         6. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Lenders as follows:

                 (a) Each of the Company and EPI has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and Consent and the other





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Amendment Documents to which it is party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and Consent and the other Amendment Documents to which it is party. The Amendment Documents have been duly executed and delivered on behalf of the Company and EPI, as applicable, and constitute the legal, valid and binding obligations of the Company and EPI, as applicable, enforceable against such Person in accordance with their respective terms.

                 (b) At and as of the date of execution hereof and at and as of the effective date of this Amendment and Consent and both prior to and after giving effect hereto: (i) the representations and warranties of the Company contained in the Credit Agreement and the other Loan Documents are accurate and complete in all respects, and (ii) there has not occurred an Event of Default or Potential Default.

         7. No Other Amendment. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect as written and amended to date.

         8. Counterparts. This Amendment and Consent may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be executed as of the day and year first above written.



                                       EQUITY MARKETING, INC.,
                                       a Delaware corporation



                                       By
                                         ---------------------------------
                                       Name
                                           --------------------------------
                                       Title
                                            -------------------------------

                                       SANWA BANK CALIFORNIA, as Agent and
                                       as a Lender



                                       By
                                         ---------------------------------
                                       Name
                                           --------------------------------
                                       Title
                                            -------------------------------






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                                       IMPERIAL BANK, as a Lender



                                       By
                                         ---------------------------------
                                       Name
                                           --------------------------------
                                       Title
                                            -------------------------------





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                                  SCHEDULE 1:
                           DESCRIPTION OF ACQUISITION


PURCHASE PRICE:



PAYMENT OF PURCHASE PRICE:



OTHER MATERIAL TERMS:





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